Exhibit 99.2

Execution Version

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is entered into as of August 10, 2012 by and among Exelon Generation Company, LLC (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of March 23, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments. Upon the “Second Amendment Effective Date” (as defined below), the Credit Agreement shall be amended as follows:

(a) Amendment to Definitions. Section 1.01 is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“LC Issuer” means each of JPMCB, Bank of America, N.A., Barclays Bank PLC, The Royal Bank of Scotland plc, BNP Paribas, Citibank, N.A., The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Wells Fargo Bank, N.A. and any other Lender that, with the consent of the Borrower and the Administrative Agent, agrees to issue Facility LCs hereunder, in each case in its capacity as the issuer of the applicable Facility LCs.

“Termination Date” means, for any Lender, the earlier of (i) August 10, 2017 (subject to extension as provided in Section 2.17) or (ii) the date on which such Lender’s Commitment is terminated or reduced to zero in accordance with the terms hereof.

(b) Amendment to Section 5.01(a)(vii). Section 5.01(a)(vii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vii) use the proceeds of the Advances for general limited liability company or corporate purposes (including the making of acquisitions), but in no event for any purpose that would be contrary to Section 4.01(g) or 4.01(h); and

(c) Amendment to Section 8.01. Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Subject to Section 2.19, no amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and, in the case of an amendment, the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall: (a) increase or extend the Commitment of any Lender, without the written consent of such Lender, (b) reduce the principal of, or rate of interest on, any Advance, any Reimbursement Obligation or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (c) postpone any date fixed for any payment of principal of, or interest on, any Advance, any Reimbursement Obligation or any fees payable hereunder, without the written consent of each Lender directly affected thereby, (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or the definition of “Majority Lenders”, without the written consent of each Lender, (e) amend this Section 8.01, without the written consent of each Lender or (f) waive or amend any provision regarding pro rata sharing or otherwise relates to the distribution of payments among Lenders, without the written consent of each Lender; provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent, in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement; (ii) no amendment, waiver or consent shall, unless in writing and signed by each LC Issuer, in addition to the Lenders required above to take such action, affect the rights or duties of such LC Issuer under this Agreement; and (iii) no amendment, waiver or consent shall amend, modify or waive Section 2.19 without the prior written consent of the Administrative Agent and each LC Issuer.

(d) Amendment to Section 8.02. The first sentence of Section 8.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

All notices and other communications provided for hereunder shall be in writing (including facsimile transmission) and mailed, sent by facsimile or delivered, if to the Borrower, at 10 S. Dearborn, 54th Floor, Chicago, IL 60603, Attention: Chief Financial Officer, facsimile: 312-394-5443; if to any Lender, at its Domestic Lending Office specified in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender; and if to the Administrative Agent, at its address at 1111 Fannin St., 10th Floor, Houston, TX 77002, Attention: Brenda Alleyne, facsimile: (713) 750-2666 or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties.

(e) Amendment to Schedule I. Schedule I to the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

(f) Amendment to Schedule II. Schedule II to the Credit Agreement is hereby amended with respect to the Commitments as set forth on Schedule II attached hereto. The Lenders hereby agree among themselves (and Borrower hereby consents to such agreement) that, concurrently with the Second Amendment Effective Date, there shall be deemed to have occurred, to the extent necessary, assignments and assumptions with respect to the Commitments (and any Advances thereunder), and the other rights and obligations under the Credit Agreement such that, after giving effect to such assignments and assumptions and the transactions contemplated by this Amendment, the Commitments of each of the Lenders are as set forth on Schedule II attached hereto, and the Lenders hereby make such assignments and assumptions to the extent necessary.

2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.

(b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (i) in full force and effect and (ii) sufficient for the purposes hereof.

(c) This Amendment has been duly executed by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(d) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof.

(e) No Unmatured Event of Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall become effective as of the date first set forth above (the “Second Amendment Effective Date”) upon satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower and each of the Lenders or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each of the Borrower and the Lenders has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received each of the following documents, each dated a date reasonably satisfactory to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent:

(i)	Certified copies of resolutions of the board of directors or equivalent managing body of the Borrower approving the transactions contemplated by this Amendment and of all documents evidencing other necessary organizational action of the Borrower with respect to this Amendment and the documents contemplated hereby;

(ii)	A certificate of the secretary or an assistant secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder; (B) that attached thereto are true and correct copies of the organizational documents of the Borrower, in each case in effect on such date; and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Amendment and the documents contemplated hereby; and

(iii)	A favorable opinion of Ballard Spahr LLP, counsel for the Borrower, in form and substance reasonably acceptable to the Administrative Agent.

(c) The Administrative Agent shall have received evidence, satisfactory to the Administrative Agent, that the Borrower has paid all fees and, to the extent billed, expenses payable by the Borrower hereunder on the Second Amendment Effective Date (including amounts then payable to the Agents or their affiliates acting as arrangers in connection with this Amendment).

(d) The Administrative Agent shall have received (i) evidence of the effectiveness of an amendment to that certain Credit Agreement, dated as of October 15, 2010 (as amended), among Exelon Corporation, as successor by merger to Constellation Energy Group, Inc. (“CEG Borrower”), the lenders parties thereto and Bank of America, N.A., as administrative agent, pursuant to which the maturity date thereunder has been shortened to December 31, 2012 or (ii) reasonably satisfactory evidence that the CEG Borrower has submitted irrevocable notice in accordance with such credit agreement sufficient to terminate all commitments and pay all amounts outstanding thereunder on or prior to December 31, 2012.

(e) The representations and warranties set forth in Section 2 hereof are true and correct.

4. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Borrower or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

(c) The provisions set forth in Sections 8.04, 8.09, 8.10 and 8.13 of the Credit Agreement are hereby incorporated into this Amendment mutatis mutandis.

5. Costs and Expenses. The Borrower hereby affirms its obligation under Section 8.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment. Delivery of an executed counterpart hereof, or a signature page hereto, by facsimile or other electronic transmittal shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Credit Agreement as of the date first above written.

EXELON GENERATION COMPANY, LLC

By:	/s/ ANDREW L. GOOD
Name:	Andrew L. Good
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, as an LC Issuer and as a Lender

By:	/s/ JUAN JAVELLANA
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

BANK OF AMERICA, N.A., as an LC Issuer and a Lender

By:	/s/ MICHAEL MASON
Name:	Michael Mason
Title:	Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

BARCLAYS BANK PLC, as a Lender

By:	/s/ ANN E. SUTTON
Name:	Ann E. Sutton
Title:	Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

The Royal Bank of Scotland plc, as an LC Issuer and as a Lender

By:	/s/ ANDREW N. TAYLOR
Name:	Andrew N. Taylor
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd. as a Lender

By:	/s/ NICHOLAS R. BATTISTA
Name:	Nicholas R. Battista
Title:	Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

BNP Paribas, as a Lender

By:	/s/ CHRISTOPHER SKED
Name:	CHRISTOPHER SKED
Title:	Director

By:	/s/ NICOLE MITCHELL
Name:	Nicole Mitchell
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

CITIBANK, N.A., as an LC Issuer and a Lender

By:	/s/ ANITA J. BRICKELL
Name:	Anita J. Brickell
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

THE BANK OF NOVA SCOTIA, as an LC Issuer and a Lender

By:	/s/ THANE RATTEW
Name:	Thane Rattew
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

WELLS FARGO BANK, N.A., as an LC Issuer and a Lender

By:	/s/ SHAWN YOUNG
Name:	Shawn Young
Title:	Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ ARI BRUGER
Name:	Ari Bruger
Title:	Vice President

By:	/s/ RAHUL PARMAR
Name:	Rahul Parmar
Title:	Associate

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ MARK WALTON
Name:	Mark Walton
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ ROBERT EHUDIN
Name:	Robert Ehudin
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ RAYMOND VENTURA
Name:	Raymond Ventura
Title:	Deputy General Manager

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ KELLY CHIN
Name:	KELLY CHIN
Title:	AUTHORIZED SIGNATORY

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ KYLE E. HOFFMAN
Name:	Kyle E. Hoffman
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ ERIC J. COSGROVE
Name:	Eric J. Cosgrove
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ MARY E. EVANS
Name:	Mary E. Evans
Title:	Associate Director

By:	/s/ JOSELIN FERNANDES
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ RICHARD K. FRONAPFEL, JR.
Name:	Richard K. Fronapfel, Jr.
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

The Northern Trust Company, as a Lender

By:	/s/ JOHN LASCODY
Name:	John Lascody
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ ROB MUSTARD
Name:	Rob Mustard
Title:	Managing Director
Authorized Signatory

By:	/s/ DARREL HO
Name:	Darrel Ho
Title:	Executive Director
Authorized Signatory

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

KeyBank National Association, as a Lender

By:	/s/ SHERRIE I. MANSON
Name:	Sherrie I. Manson
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ JON R. HINARD
Name:	Jon R. Hinard
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ DARRELL STANLEY
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ SHARADA MANNE
Name:	Sharada Manne
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

MANUFACTURERS TRADERS AND TRUST COMPANY, as a Lender

By:	/s/ RAMAL MORELAND
Name:	Ramal Moreland
Title:	Officer

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

TD BANK, N.A., as a Lender

By:	/s/ DAVID PERLMAN
Name:	David Perlman
Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ YASUHIRO SHIRAI
Name:	Yasuhiro Shirai
Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ LORI CUMMINS-MEYER
Name:	Lori Cummins-Meyer
Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement (GENCO)]

SCHEDULE I

PRICING SCHEDULE

The “Applicable Margin,” the “Facility Fee Rate,” and the “LC Fee Rate” for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Pricing Level that exists on such day:

Pricing Level	Debt Rating S&P/Moody’s/Fitch	Applicable Margin for Eurodollar Advances and LC Fee Rate	Applicable Margin for Base Rate Advances	Facility Fee Rate
I	≥ A/A2/A	0.900%	0.000%	0.100%
II	A-/A3/A-	1.000%	0.000%	0.125%
III	BBB+/Baa1/BBB+	1.075%	0.075%	0.175%
IV	BBB/Baa2/BBB	1.275%	0.275%	0.225%
V	BBB-/Baa3/BBB-	1.475%	0.475%	0.275%
VI	≤ BB+/Ba1/BB+	1.650%	0.650%	0.350%

“Debt Rating” means, as of any date of determination, the Fitch Rating, the Moody’s Rating or the S&P Rating.

For purposes of the foregoing, (x) at any time that Debt Ratings are available from each of S&P, Moody’s and Fitch and there is a split among such Debt Ratings, then (i) if any two of such Debt Ratings are in the same level, such level shall apply or (ii) if each of such Debt Ratings is in a different level, the level that is the middle level shall apply and (y) at any time that Debt Ratings are available only from any two of S&P, Moody’s and Fitch and there is a split in such Debt Ratings, then the higher* of such Debt Ratings shall apply, unless there is a split in Debt Ratings of more than one level, in which case the level that is one level higher than the lower Debt Rating shall apply. The Debt Ratings shall be determined from the most recent public announcement of any changes in the Debt Ratings. If the rating system of S&P, Moody’s or Fitch shall change, the Borrower and the Administrative Agent shall negotiate in good faith to amend the definition of “Debt Rating” to reflect such changed rating system and, pending the effectiveness of such amendment (which shall require the approval of the Majority Lenders), the Debt Rating shall be determined by reference to the rating most recently in effect prior to such change. If the Borrower has no Fitch Rating, no Moody’s Rating and no S&P Rating, Pricing Level VI shall apply.

*	It being understood and agreed, by way of example, that a Debt Rating of A- is one level higher than a Debt Rating of BBB+.

SCHEDULE II

COMMITMENTS

Lender	Commitment

JPMorgan Chase Bank, N.A.	$296,042,857.14

The Royal Bank of Scotland plc	$296,042,857.14

Bank of America, N.A.	$296,042,857.14

Barclays Bank PLC	$296,042,857.14

Citibank, N.A.	$296,042,857.14

BNP Paribas	$296,042,857.14

The Bank of Nova Scotia	$296,042,857.14

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$296,042,857.14

Wells Fargo Bank, N.A.	$296,042,857.14

Credit Suisse AG, Cayman Islands Branch	$237,742,857.14

Goldman Sachs Bank USA	$163,500,000.00

Goldman Sachs Lending Partners LLC	$74,242,857.14

Mizuho Corporate Bank, Ltd.	$237,742,857.14

Morgan Stanley Bank, N.A.	$239,742,857.14

Royal Bank of Canada	$237,742,857.14

UBS Loan Finance LLC	$237,742,857.14

U.S. Bank National Association	$235,742,857.14

PNC Bank, National Association	$126,442,857.16

Credit Agricole Corporate and Investment Bank	$123,035,714.29

Sumitomo Mitsui Banking Corporation	$123,035,714.29

Canadian Imperial Bank of Commerce, New York Agency	$123,035,714.29

TD Bank, N.A.	$113,571,428.57

The Bank of New York Mellon	$88,585,714.29

Manufacturers Traders and Trust Company	$88,585,714.29

The Northern Trust Company	$88,585,714.29

KeyBank National Association	$85,178,571.43

The Huntington National Bank	$11,357,142.86